Exhibit 10.4

Execution Copy

AMENDMENT NO. 4 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 4 to Sponsored research Agreement (this “Amendment”) is entered into as of August 12, 2019 and is effective as of June 28, 2019 (the “Amendment Date”), by and between Medgenics Medical Israel Ltd. (“Sponsor”), a company organized under the laws of the State of Israel and wholly owned subsidiary of Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”), and The Children’s Hospital of Philadelphia, a non-profit entity organized and existing under the laws of Pennsylvania (“CHOP”). CHOP and Sponsor are sometimes referred to in this Amendment individually as a “Party” or, collectively, as the “Parties.”

Whereas, CHOP and Sponsor are parties to that certain Sponsored Research Agreement dated November 12, 2014, as amended by Amendment No. 1 to Sponsored Research Agreement effective on December 18, 2015, Amendment No. 2 to Sponsored Research Agreement effective on February 16, 2017, and Amendment No. 3 to Sponsored Research Agreement effective on March 29, 2019, and as extended by letters dated June 28, 2017 and June 26, 2018 (the “SRA”);

Whereas, Aevi issued CHOP a Secured Convertible Promissory Note on March 29, 2019 (the “Note”) wherein the principal amount of $3,166,666.64 is due and payable by Aevi to CHOP on September 30, 2019; and

Whereas, Sponsor and CHOP now desire to amend the terms of Sponsor’s ability to extend the term of the SRA for 2019.

Now, Therefore, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree as follows:

1.	Amendment of Section 3.1 (Term).

Effective as of the Amendment Date, Section 3.1 of the SRA is hereby amended and restated to read in its entirety as follows:

“Term. The term of this AGREEMENT shall begin on the EFFECTIVE DATE and shall end on June 30, 2020. At SPONSOR’s option upon written notice to CHOP, the term of this AGREEMENT shall automatically be extended (a) until June 30, 2021 if (i) SPONSOR provides such notice to CHOP on or prior to September 30, 2019 and (ii) Aevi pays to CHOP the principal amount of the Note in full on or prior to September 30, 2019, and (b) until each subsequent June 30th anniversary if SPONSOR provides such notice to CHOP at least one (1) year prior to the expiration of the then-applicable term. For clarity, if Aevi does not pay to CHOP the principal amount of the Note in full on or prior to September 30, 2019, this Agreement will automatically expire on June 30, 2020. For further clarity and by way of example, if the term of this AGREEMENT is extended by SPONSOR pursuant to Section 3.1(a) until June 30, 2021, and SPONSOR gives written notice of further extension on or prior to June 30, 2020, then the term of this AGREEMENT will be extended through June 30, 2022, and if SPONSOR does not give written notice of such extension on or prior June 30, 2020, the AGREEMENT will expire on June 30, 2021.”

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2.	Single Instrument.

This Amendment and the SRA, as amended and modified by this Amendment, shall constitute and shall be construed as a single instrument. The provisions of the SRA, as amended and modified by the provisions of this Amendment, are incorporated herein by this reference and are hereby ratified and reaffirmed.

3.	Counterparts.

This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by electronic, facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

Signature Page to Follow

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In Witness Whereof, the parties have executed and delivered this Amendment as of the Amendment Date.

THE CHILDREN’S HOSPITAL OF PHILADELPHIA By: /s/ Thomas Todorow Name: Thomas Todorow Title: EVP and Chief Financial Officer	MEDGENICS MEDICAL ISRAEL, LTD. By: /s/ Michael F. Cola Name: Michael F. Cola Title: Chief Executive Officer and President__

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